Exhibit 10.16


                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                            APPLE LIMITED PARTNERSHIP


         Apple General, Inc., a Virginia corporation, is the general partner of Apple Limited Partnership (the "Partnership").
         The General Partner submits this Certificate of Limited Partnership for filing in the office of the Virginia State Corporation Commission in accordance with ss. 50-73.11 of the Virginia Revised Uniform Limited Partnership Act (the "Act"):

         1.       The name of the Partnership is Apple Limited Partnership.

         2. (a) The post office and street address of the office of the Partnership at which the records of the Partnership required to be maintained by ss. 50-73.8 of the Act shall be kept is as follows:

                                 306 East Main Street
                                 Richmond, Virginia 23219


                  (b) The registered agent of the Partnership is Martin B. Richards, who is a resident of Virginia and a member of the Virginia State Bar. The post office address of the registered agent is c/o McGuire, Woods, Battle & Boothe, L.L.P., One James Center, 901 East Cary Street, Richmond, Virginia 23219. This address is in the City of Richmond, Virginia.

         3. The name and post office address of the General Partner are as follows:

                                 Apple General, Inc.
                                 (a Virginia corporation)
                                 306 East Main Street
                                 Richmond, Virginia 23219

         4. The Partnership shall be dissolved and its affairs wound up on December 31, 2100 or at such earlier time as is required by law or the agreement of limited partnership of the Partnership.


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




         IN WITNESS WHEREOF, the General Partner has executed this Certificate of Limited Partnership as of December 8, 1997.

                                           APPLE GENERAL, INC.

                                           By:       /s/ Stanley J. Olander, Jr.
                                                     ---------------------------
                                           Name:     Stanley J. Olander, Jr.
                                           Title:    Vice President








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


                                AMENDMENT TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                           APPLE LIMITED PARTNERSHIP]
                               (the "Partnership")


         The undersigned general partner of the Partnership (the "General Partner") submits this Amendment to the Certificate of Limited Partnership of the Partnership for filing in the office of the Virginia State Corporation Commission in accordance with ss. 50-73.12 of the Virginia Revised Uniform Limited Partnership Act (the "Act"):

         1.  The name of the Partnership is Apple Limited Partnership.

         2. The Partnership's identification number is L014527-8. The filing date of the Partnership's initial certificate of limited partnership was December 10, 1997.

         3. The name of the Partnership is changed to Apple REIT Limited Partnership.


         IN WITNESS WHEREOF, the General Partner has executed this Amendment to the Certificate of Limited Partnership of the Partnership as of December 17, 1997.



                                                  APPLE GENERAL, INC.

                                                  By:/s/ Stanley J. Olander, Jr.
                                                     ---------------------------
                                                  Name: Stanley J. Olander, Jr.
                                                  Title: Vice President



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